UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               February 17, 2005

                             THE COCA-COLA COMPANY
             (Exact name of registrant as specified in its charter)



     Delaware                      001-02217                   58-0628465
   (State or other                (Commission                 (IRS Employer
    jurisdiction                  File Number)             Identification No.)
  of incorporation)


       One Coca-Cola Plaza
         Atlanta, Georgia                                        30313
 (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (404) 676-2121



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

     At its February 17, 2005 meeting, the Compensation Committee of the Board of Directors of The Coca-Cola Company (the "Company") took the following actions:

     (1) The Compensation Committee approved participants, targets and measures for annual incentives to be paid in 2006 for 2005 performance. The approved measures for annual performance are net income, gross profit and volume (for those with corporate responsibilities) and profit before taxes, net income, gross profit and volume (for those with operating unit responsibilities).

     (2) The Compensation Committee granted to E. Neville Isdell, Chairman of the Board and Chief Executive Officer of the Company, options to acquire 620,690 shares of Company Common Stock at an exercise price of $43.08. The award was made pursuant to The Coca-Cola Company 2002 Stock Option Plan (the "Plan"). The options have a ten-year term and vest one-fourth on the first, second, third and fourth anniversaries of the grant date. The grant provides for specific vesting and exercise provisions in the event of Mr. Isdell's retirement. A copy of the form of Stock Option Grant Agreement for Mr. Isdell is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     (3) The Compensation Committee granted to Mr. Isdell a Performance Share Unit Award under The Coca-Cola Company 1989 Restricted Stock Award Plan (the "Restricted Stock Plan"). The award is for the 2005-2007 performance period. The target award for Mr. Isdell is 139,740 Performance Share Units with a threshold award of 97,228, and a maximum award of 209,610 Performance Share Units. The performance measure for the award is compound annual growth in earnings per share. The agreement provides for specific provisions in the event of Mr. Isdell's retirement. A copy of the form of Performance Share Unit Award Agreement for Mr. Isdell is attached hereto as Exhibit 99.2 and incorporated herein by reference.

     (4) The Compensation Committee approved certain housing allowances for Mary E. Minnick, Executive Vice President of the Company and President and Chief Operating Officer, Asia in connection with her international assignment. A copy of the letter from the Company to Ms. Minnick is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01(c).    Exhibits

Exhibit 99.1    Form of Stock Option Agreement for E. Neville Isdell

Exhibit 99.2    Form of Performance Share Unit Award Agreement for E. Neville
                Isdell

Exhibit 99.3    Letter from The Coca-Cola Company to Mary E. Minnick

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE COCA-COLA COMPANY
                                            (REGISTRANT)


Date:  February 23, 2005                By: ______________________________
                                            Sharon R. B. Case
                                            Vice President and Deputy General
                                                  Counsel

                                 Exhibit Index



 Exhibit No.
------------

Exhibit 99.1    Form of Stock Option Agreement for E. Neville Isdell

Exhibit 99.2    Form of Performance Share Unit Award Agreement for E. Neville
                Isdell

Exhibit 99.3    Letter from The Coca-Cola Company to Mary E. Minnick